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                                                                    Exhibit 10.2


                                     FORM OF
                                  ZENGINE, INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN


                                    ARTICLE I
                              ESTABLISHMENT OF PLAN

         Zengine, Inc. ("Company") hereby establishes this 2000 Employee Stock Purchase Plan (the "Plan") on the terms and conditions hereinafter set forth. The Company intends that this Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code") (including any future amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

                                   ARTICLE II
                                     PURPOSE

         The Plan is established to provide eligible employees of the Company and any current or future subsidiary corporation(s) of the Company (collectively referred to as the "Company") with an opportunity through payroll deductions to acquire a proprietary interest in the Company by the purchase of common stock, no par value per share of the Company ("Common Stock"). For purposes of this Plan, subsidiary corporation shall be as defined in Sections 424(f) of the Code. Because a participant in the Plan (a "Participant") may withdraw the Participant's accumulated payroll deductions and terminate participation in the Plan at any time during an Offering Period as defined below, the Participant is, in effect, given an option which may or may not be exercised during any Offering Period.

                                   ARTICLE III
                           SHARES SUBJECT TO THE PLAN

         The number of shares which may be issued under this Plan shall be ________ (the "Shares"); and such Shares may be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company from stockholders of the Company in public or private transactions. In the event that any option granted under the Plan (an "Option") for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be the subject of an Option.

                                   ARTICLE IV
                                 ADMINISTRATION

         The Plan shall be administered by a duly appointed committee of the Board of directors of the Company having such powers as shall be specified by the Board ("Committee"). All


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questions of interpretation of the Plan or of any Options shall be determined by the Committee and shall be final and binding upon all persons having an interest in the Plan and/or any Option, unless otherwise determined by the Board. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Options granted pursuant to the Plan; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. All expenses incurred in connection with the administration of the Plan shall be held by the Company.

                                    ARTICLE V
                                   ELIGIBILITY

         Any employee of the Company who is employed by the Company for at least twenty (20) hours per week on a regular basis is eligible to participate in the Plan, provided that employees who own or hold options to purchase or who, as a result of participation in this Plan, would own or hold options to purchase stock of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company within the meaning of Section 423(b)(3) of the Code shall not be eligible to participate in the Plan.

                                   ARTICLE VI
                                 OFFERING DATES

         (a) INDIVIDUAL OFFERING PERIODS. The Committee may establish up to two Offering Periods during which payroll deductions will be accumulated under the Plan during any calendar year, provided, however, that there may be only one Offering Period outstanding at any one time. The Committee shall announce an Offering Period by taking actions reasonably expected to notify all employees of the Offering Period. Each Offering Period shall include only regular paydays falling within it.

         (b) GOVERNMENTAL APPROVAL; STOCKHOLDER APPROVAL. Notwithstanding any other provision to the contrary, any Option granted pursuant to the Plan shall be subject, in addition to the requirements specified in Article XX, to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Options and/or Shares, and (ii) in the case of Options relating to an Offering Period after an amendment to the Plan, obtaining any necessary approval of the stockholders of the Company required by Article XIX.

                                   ARTICLE VII
                            PARTICIPATION IN THE PLAN

         (a) INITIAL PARTICIPATION. An eligible employee shall become a Participant in an Offering Period after satisfying the eligibility requirements by delivering to the Company's Human Resources Department a subscription agreement authorizing payroll deductions not less than ten (10) business days prior to such Offering Period. An eligible employee who does not


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deliver a subscription agreement to the Company's Human Resources Department ten
(10) business days prior to an Offering Period after becoming eligible to participate in the Plan shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing the subscription agreement with the Company at least ten (10) business days prior to a subsequent Offering Period.

         (b) CONTINUED PARTICIPATION. A Participant shall automatically participate in each successive Offering Period until such time as such Participant withdraws from the Plan pursuant to Article XII. A Participant is not required to file any additional subscription agreements for subsequent Offering Periods in order to continue participation in the Plan. A Participant may not concurrently participate in more than one Offering Period.

                                  ARTICLE VIII
                                 PURCHASE PRICE

         (a) PURCHASE PRICE. The purchase price at which Shares shall be sold in any Offering Period under the Plan shall be set by the Committee; provided, however, that the purchase price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the first business day in the Offering Period, or (b) the fair market value of the Shares on the last business day of such Offering Period. Unless otherwise provided by the Committee prior to the commencement of an Offering Period, the purchase price for the Offering Period shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the first business day in the Offering Period or (b) the fair market value of the Shares on the last business day of such Offering Period.

         (b) FAIR MARKET VALUE. The fair market value of a Share shall be the closing sale price on the date in question of a share of Common Stock on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock on the date in question on the National Association of Securities Dealers Automated Quotation System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a Share shall be as determined by the Committee in good faith.

                                   ARTICLE IX
                  PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         (a) ACCUMULATION OF PAYROLL DEDUCTIONS. The purchase price of the Shares shall be accumulated by payroll deductions over the Offering Period. Deductions made from the Participant's pay on each payday during the Offering Period shall not be less than one percent (1%) nor more than fifteen percent (15%) of the Participant's total compensation for that pay period. Total compensation means total taxable compensation paid to an employee and reflected on of such employee's Internal Revenue Service Form W-2, as prepared by the Company, including salary, commissions, bonuses, overtime pay, shift differentials, vacation pay and


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holiday pay, and shall also include any contributions made by the Company on behalf of an employee pursuant to a salary deferral agreement pursuant to Code
Section 401 and/or Code Section 125. Payroll deductions shall commence on the first payday during the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

         (b) CHANGE IN PAYROLL DEDUCTION RATE. A Participant may not decrease or increase the rate of payroll deductions during an Offering Period. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions not less than ten (10) business days prior to such subsequent Offering Period.

         (c) PARTICIPANT ACCOUNTS. Individual accounts shall be maintained for each Participant in the Plan. All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and shall be deposited with the general funds of the Company. No interest shall be paid on, or added to, such amounts. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

                                    ARTICLE X
                               PURCHASE OF SHARES

         (a) PURCHASE. On the last business day of an Offering Period, a Participant shall automatically purchase, subject to the limitations in Article X(b) and X(c) below, that number of Shares, including fractional Shares, that can be acquired based on funds credited to the Participant's account pursuant to
Article IX(c) at the purchase price established for the Offering Period pursuant to Article VIII. No Shares shall be purchased on behalf of a Participant whose participation in the Plan has terminated prior to the last day of the Offering Period.

         (b) SHARE LIMITATION. The maximum number of Shares which a Participant may purchase in each Offering Period shall be that number of Shares arrived at by dividing the total amount of the Participant's expected payroll deductions during the Offering Period by the purchase price of the shares as shall be set by the Committee pursuant to Article VIII hereof.

         (c) FAIR MARKET VALUE LIMITATION. No Participant shall be granted an Option which permits his or her rights to purchase shares of Common Stock under this Plan and any similar plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time, as determined in accordance with Section 423(b)(8) of the Code.

         (d) RIGHTS AS A STOCKHOLDER AND EMPLOYEE. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until shares are purchased and recorded to a Participant's account pursuant to the exercise of the Participant's Option. Unless otherwise determined by the Committee, no adjustment shall be made for dividends or


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distributions or other rights for which the record date is prior to the date such stock is purchased. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

                                   ARTICLE XI
                                     LEGENDS

         Any certificate representing any Shares issued hereunder shall have endorsed thereon such legends as may be designated by the Company.

                                   ARTICLE XII
                                   WITHDRAWAL

         (a) NOTICE OF WITHDRAWAL. A Participant may withdraw from the Plan by signing and delivering to the Company's Human Resources Department a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period.

         (b) RETURN OF PAYROLL DEDUCTIONS; SUBSEQUENT PARTICIPANT. Upon withdrawal from the Plan, the withdrawn Participant's accumulated payroll deductions shall be returned to the Participant and the Participant's interest in the Plan shall terminate. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any succeeding Offering Period under the Plan by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

         (c) ISSUANCE OF SHARE CERTIFICATES. A Participant may withdraw any number of whole Shares held in the Plan at any time by notifying the Company's Human Resources Department, in writing. The transfer agent will issue the Participant a certificate for the number of whole Shares requested, and will retain any whole or fractional Shares in the Participant's account in the Plan if the Participant continues participation in the Plan. If a Participant makes a complete withdrawal from the Plan, the transfer agent will issue the Participant a share certificate for all whole Shares held in a Participant's account and remit any fractional share interest in cash.

                                  ARTICLE XIII
                            TERMINATION OF EMPLOYMENT

         Termination of a Participant's employment with the Company for any reason, including retirement or death or the failure of a Participant to remain an eligible employee, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's account shall be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all rights under the Plan shall


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terminate. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Article V.

                                   ARTICLE XIV
                         REPAYMENT OF PAYROLL DEDUCTIONS

         In the event a Participant's interest in the Plan is terminated, the Company shall promptly deliver to the Participant the payroll deductions, without interest, credited to the Participant's account.

                                   ARTICLE XV
                                 CAPITAL CHANGES

         In the event of changes in the Common Stock of the Company due to stock dividends or other changes in capitalization, or in the event of any merger, sale or any other reorganization, appropriate adjustments shall be made by the Company in the Shares subject to purchase and in the purchase price per share.

                                   ARTICLE XVI
                                NONASSIGNABILITY

         Only the Participant may elect to exercise the Participant's Option by continuing participation in the Plan, and no rights or accumulated payroll deductions of any Participant under the Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election by the Participant to withdraw from the Plan.

                                  ARTICLE XVII
                                     REPORTS

         Each Participant shall receive promptly after the last day of each Offering Period a report of the Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance, if any, to be refunded or applied to a succeeding Offering Period pursuant to Article X(a).

                                  ARTICLE XVIII
                                    PLAN TERM

         This Plan will continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued, whichever shall first occur.


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                                   ARTICLE XIX
                      AMENDMENT OR TERMINATION OF THE PLAN

         The Board may at any time amend or terminate the Plan, except that such termination cannot affect Options previously granted under the Plan, nor may any amendment make any change in an Option previously granted which would adversely affect the right of any Participant, nor may any amendment be made without approval of the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuanc under the Plan or would change the designation of corporations whose employees may be offered Options under the Plan. Notwithstanding any other provision of the Plan to the contrary, in the event of an amendment to the Plan which affects the rights or privileges of Options to be offered under the Plan, each Participant with an outstanding Option shall have the right to exercise such outstanding Option on the effective date of the amendment and to participate in the Plan for the remaining term of such outstanding Option pursuant to the terms and conditions of the Plan as amended. If in accordance with the preceding sentence a Participant elects to exercise such outstanding Option and to commence participation in the Plan as amended on the effective date of such amendment, the Participant shall be deemed to have received a new Option on such effective date.

                                   ARTICLE XX
                            APPROVAL OF STOCKHOLDERS

         This Plan shall be subject to approval by the holders of the Common Stock of the Company at a duly called meeting of stockholders, which approval must occur within the period ending twelve (12) months after the date on which this Plan was adopted by the Board of Directors. In the event that the approval of the stockholders is not received before the last day of the first Offering Period, any and all Options granted on the first business day of the first Offering Period shall be rescinded, and th Company shall promptly refund the balance of each participating eligible employee's deductions, as provided herein.

                                   ARTICLE XXI
                                  GOVERNING LAW

         To the extent not governed by federal law, this Plan shall be construed under the laws of the state of California.